UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2020 (August 10, 2020)

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $0.01	CAR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Third Amended and Restated Cooperation Agreement

On August 12, 2020, Avis Budget Group, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to the Third Amended and Restated Cooperation Agreement (the “Third A&R Cooperation Agreement”), dated as of February 23, 2020, among the Company, SRS Investment Management, LLC and certain of its affiliates (collectively, “SRS”).

The Amendment, which becomes effective on August 21, 2020, provides that during the Standstill Period (as defined in the Third A&R Cooperation Agreement), the number of persons that SRS will be entitled to designate to serve as members of the Board of Directors of the Company (the “Board”) will be reduced from three to two. The Amendment also removes the provisions requiring the Board to appoint additional directors to the Board. Under the terms of the Amendment, the size of each of the Corporate Governance Committee and the Compensation Committee will be set at no fewer than two and no more than three members, rather than three members.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Choi

On August 13, 2020, the Company announced that Brian J. Choi will resign from the Board, which will become effective August 21, 2020, and he will become Chief Financial Officer of the Company, effective August 24, 2020. John F. North, III will continue to serve as Chief Financial Officer until August 24, 2020.

Mr. Choi, 37, has been a member of the Board since January 2016, and a partner at SRS, serving in various roles, from October 2008. Mr. Choi will resign from SRS, effective August 21, 2020, and will no longer have any affiliation with SRS. Prior to joining SRS, Mr. Choi worked at Metalmark Capital from 2007 to 2008 and also served as an analyst in the Leveraged Finance Group at Lehman Brothers from 2005 to 2007.

Pursuant to Mr. Choi’s offer letter, dated August 12, 2020 (the “Offer Letter”), Mr. Choi will receive an annual base salary of $500,000, will be eligible to earn an annual incentive award at a target rate of 100% of base salary, subject to attainment of applicable performance goals, and starting in 2021 will be eligible to participate in the Company’s long-term incentive program. In connection with his appointment, Mr. Choi is expected to receive a time-based restricted stock unit award with a grant date value of $3,000,000 at the end of August 2020, which is expected to vest ratably over the three years from the date of grant, subject to continued service.

Mr. North

Mr. North will transition from Chief Financial Officer of the Company, effective August 24, 2020, and will remain employed with the Company as an advisor through the end of 2020. In connection with Mr. North’s transition, the Company entered into a Separation Agreement with Mr. North, dated August 12, 2020 (the “Separation Agreement”), on terms consistent with Mr. North’s Severance Agreement with the Company. Accordingly, the Separation Agreement provides for cash severance of $2.5 million and the acceleration of 99,678 outstanding time-based restricted stock units, and the cancelation of 12,645 time-based restricted stock units and 37,933 performance-based stock units. The Company is not expected to be obligated to make any severance payments until 2021, and the Company’s obligation to provide severance payments or benefits is contingent on Mr. North’s execution and non-revocation of a release of claims pursuant to the terms of the Separation Agreement. The Separation Agreement also provides that Mr. North will remain subject to non-competition and non-solicitation covenants for two years following his separation from the Company.

The Offer Letter and the Separation Agreement are attached hereto as Exhibit 10.2 and 10.3, respectively, and incorporated herein by reference. The foregoing description of the Offer Letter and the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter and Separation Agreement, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 10, 2020, the Board approved an amendment to the Company’s Amended and Restated By-Laws. The amendment reduced the required number of members on the Compensation Committee from three to two members.

The foregoing summary is qualified in its entirety by reference to the text of the Company’s Amended and Restated By-Laws, as of August 10, 2020, a copy of which is attached as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 13, 2020, the Company issued a press release regarding certain of the foregoing items. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Items.

In connection with the resignation of Mr. Choi from the Board, the Board has approved the composition of the Board Committees as follows:

•	Audit: Carl Sparks (Chair), Lynn Krominga and Glenn Lurie

•	Compensation: Karthik Sarma (Chair), Lynn Krominga and Glenn Lurie

•	Corporate Governance: Lynn Krominga (Chair), Karthik Sarma and Carl Sparks

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Avis Budget Group, Inc., dated as of August 10, 2020

10.1	Amendment, dated August 12, 2020, to Third Amended and Restated Cooperation Agreement, dated as of February 23, 2020, by and among Avis Budget Group, Inc., SRS Investment Management, LLC and certain of its affiliates.

10.2	Offer Letter, dated August 12, 2020, between Brian Choi and Avis Budget Group, Inc.

10.3	Separation Agreement, dated August 12, 2020, between John North and Avis Budget Group, Inc.

99.1	Press Release dated August 13, 2020.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Jean M. Sera
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: August 13, 2020